Exhibit 10.1

WMS INDUSTRIES INC.

$100,000,000

Principal Amount

2.75% Convertible Subordinated Notes due 2010

Purchase Agreement

June 20, 2003

CIBC WORLD MARKETS CORP.

2.75% Convertible Subordinated Notes due 2010

of WMS INDUSTRIES INC.

CIBC WORLD MARKETS CORP.

June 20, 2003

CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York 10016

Dear Sirs and Madams:

          WMS Industries Inc., a Delaware corporation (the “Company”), proposes to issue and sell to CIBC World Markets Corp. (“CIBC” or the “Initial Purchaser”), an aggregate of $100,000,000 in principal amount of its 2.75% Convertible Subordinated Notes due July 15, 2010 (the “Firm Notes”), subject to the terms and conditions set forth herein. The Company also proposes to issue and sell to the Initial Purchaser not more than an additional $15,000,000 aggregate principal amount of its 2.75% Convertible Subordinated Notes due July 15, 2010 (the “Additional Notes”), if requested by the Initial Purchaser as provided in Section 2 hereof. The Firm Notes and the Additional Notes are herein collectively referred to as the “Notes.” The Notes are to be issued pursuant to the provisions of an indenture (the “Indenture”), to be dated as of the Closing Date (as hereinafter defined), between the Company, and BNY Midwest Trust Company, as trustee (the “Trustee”), pursuant to which the Notes, as provided therein, will be convertible at the option of the holders thereof into shares of the Company’s common stock, $0.50 par value per share (the “Common Stock”). The Notes and the Common Stock issuable upon conversion thereof are herein collectively referred to as the “Securities.” The Securities and the Indenture are more fully described in the Offering Circular (as hereinafter defined). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

     1.     Offering Circular. The Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the “Act”). As used in this Agreement, “Offering Circular” means, collectively, the preliminary offering circular dated as of June 19, 2003 and the final offering circular, dated June 20, 2003, each as amended or supplemented by the Company. All references to the Offering Circular shall include the information incorporated by reference therein (the “Incorporated Documents”)

        Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

“THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT PRIOR TO SUCH TRANSFER PROVIDES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE FORM OF THE LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THE NOTES), (4) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO WMS INDUSTRIES INC.) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE

LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.”

     2.     Agreements to Sell and Purchase.

          (a)     On the basis of the representations, warranties and covenants contained in this Purchase Agreement (this “Agreement”), and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, all of the Firm Notes at a purchase price equal to 96.75% of the principal amount thereof (the “Purchase Price”).

          (b)     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell the Additional Notes and (ii) the Initial Purchaser shall have a right, but not the obligation, to purchase the Additional Notes, from the Company at the Purchase Price. Additional Notes may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Notes. The Initial Purchaser may exercise its right to purchase Additional Notes in whole or in part from time to time by giving written notice thereof to the Company at any time within 30 days after the date of this Agreement. Such notice shall specify the aggregate principal amount of Additional Notes to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date, (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given.

     3.     Terms of Offering. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the “Exempt Resales”) of the Notes purchased hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”). The Initial Purchaser will offer the Notes to QIBs initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Securities constitute “Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Act (the “Registration Statement”) relating to the resale by certain holders of the Securities and to use all reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Indenture,

the Notes, and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the “Operative Documents.”

     4.          Delivery and Payment.

          (a)     Delivery of, and payment of the Purchase Price for, the Firm Notes shall be made at the offices of Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York City time, on June 25, 2003 or at such other time on the same date or such other date as the Initial Purchaser and the Company shall agree in writing. The time and date of such delivery and the payment for the Firm Notes are herein called the “Closing Date.”

          (b)     Delivery of, and payment for, any Additional Notes to be purchased by the Initial Purchaser shall be made at the offices of Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m., New York City time, on the date specified in the exercise notice given by CIBC pursuant to Section 2(b) or such other time on the same or such other date as the Initial Purchaser and the Company shall agree in writing. The time and date of delivery and payment for any Additional Notes are hereinafter referred to as an “Option Closing Date.”

          (c)     One or more of the Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company (“DTC”), having an aggregate principal amount corresponding to the aggregate principal amount of the Notes (collectively, the “Global Note”), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5.          Agreements of the Company. The Company hereby agrees with the Initial Purchaser as follows:

          (a)     To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, to confirm such advice in writing of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) below, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Circular untrue or that requires any additions to or changes in the Offering Circular in order to make the statements therein not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b)     To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Offering Circular, any documents incorporated by reference therein, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser’s compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Offering Circular, any documents incorporated by reference therein, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

          (c)     During such period as in the reasonable opinion of counsel for the Initial Purchaser an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser, (i) not to make any amendment or supplement to the Offering Circular of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser’s reasonable request any amendment or supplement to the Offering Circular that may be necessary or advisable in connection with such Exempt Resales.

          (d)     If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when the Offering Circular is delivered to a QIB, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Circular will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

          (e)     Prior to the sale of all Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Offering Circular or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f)     So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), it being agreed that all such financial reports will include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders’ equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company’s independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g)     So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

          (h)     So long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to make available to any holder of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder the information (“Rule 144A Information”) required by Rule 144A(d)(4) under the Act or the information (“Rule 144 Information”) required by Rule 144(c)(2) under the Act, as applicable.

          (i)     Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering Circular, any documents incorporated by reference and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Notes in The PORTAL Market of the National Association of Securities Dealers, Inc. (“PORTAL”), (vii) the fees and expenses of the Trustee and the Trustee’s counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Registration Statement, as set forth in the Registration Rights Agreement, (xi) all expenses and listing fees in connection with the application for listing the Common Stock issuable upon conversion of the Notes on the New York Stock Exchange (the “NYSE”) and (xii) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which a provision is not otherwise made in this Section.

          (j)     To use its best efforts to effect the inclusion of the Notes in PORTAL and to maintain the listing of the Notes on PORTAL for so long as the Notes are outstanding.

          (k)     To obtain the approval of DTC for “book-entry” transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for “book-entry” transfer.

          (l)     To cause the Common Stock issuable upon conversion of the Notes to be duly included for quotation on the NYSE prior to the Closing Date, subject to notice of official issuance. The Company will ensure that such Common Stock remain included for quotation on the NYSE or any other national securities exchange following the Closing Date for so long as any shares of Common Stock remain registered under the Exchange Act.

          (m)     The Company will reserve and keep available at all times, free of preemptive rights, the shares of Common Stock for the purpose of enabling the Company to satisfy its obligations to issue the Common Stock upon conversion of the Notes.

          (n)     The Company shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (other than the issuance of Common Stock upon conversion of the Notes) or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 90 days after the date hereof without the prior written consent of CIBC. Notwithstanding the foregoing, during such period (i) the Company may grant securities convertible into or exercisable or exchangeable for Common Stock pursuant to the Company’s existing stock option, stock purchase or 401(k) plans, (ii) the Company may issue shares of Common Stock upon the conversion or exchange of a convertible or exchangeable security outstanding on the date hereof, and (iii) the Company may create and issue up to $15,000,000 aggregate principal amount of Additional Notes. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by each of the directors and executive officers of the Company to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the date hereof, without the prior written consent of CIBC, (i) engage in any of the transactions described in the first sentence of this paragraph (whether such shares or any such securities are now owned by such individual or are hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences associated with the ownership of any Common Stock (whether any such transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock or such other securities, in cash or otherwise). Notwithstanding the foregoing, Messrs. Sheinfeld and McKenna will each retain the right to sell, transfer or otherwise dispose of up to 62,955 shares of Common Stock in connection with the exercise of options. In addition, in such agreement each of the directors and executive officers of the Company will have agreed not to make any demand for or exercise any registration rights for a period of 90 days after the date hereof without the prior written consent of CIBC.

          (o)     Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Notes under the Act.

          (p)     During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

          (q)     In connection with the offering, until CIBC shall have notified the Company of the completion of the resale of the Securities, neither the Company nor any of its subsidiaries or affiliates has or will, either alone or with one or more other persons bid for or purchase for any account in which it or any of its subsidiaries or affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its subsidiaries or affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

          (r)     Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (s)     To comply with all of its agreements set forth in the Registration Rights Agreement.

          (t)     To use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Circular under the caption “Use of Proceeds.”

          (u)     To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

          (v)     To maintain such controls and other procedures, including without limitation those required by Section 302 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures reasonably reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its Chief Executive Officer and its Principal Financial Officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

          (w)     To comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act.

          (x)     The Company will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as defined in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

     6.     Representations, Warranties and Agreements of the Company. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchaser that:

          (a)     The Offering Circular (including the Incorporated Documents) does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Circular (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. None of the Incorporated Documents as of the time they were filed contained an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No stop order preventing the use of the Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued. The Incorporated Documents, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

          (b)     Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Circular and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

          (c)     All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights, and there are no restrictions upon the voting or transfer of the

Common Stock pursuant to the Company’s charter or by-laws or other governing documents or, except as described in the Company’s Proxy Statement for the annual meeting held on November 14, 2002, any agreement or other instrument to which the Company is a party or by which it may be bound. The Company has the authorized, issued and outstanding capital stock as set forth in the Offering Circular, and there have been no changes in the outstanding capital stock of the Company since the date set forth under the heading “Capitalization” in the Offering Circular, except to the extent that certain outstanding options and warrants set forth in the Offering Circular may have been exercised and shares were repurchased as described in the Incorporated Documents.

          (d)     The entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a “Lien”).

          (e)     This Agreement has been duly authorized, executed and delivered by the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally.

          (f)     The Indenture has been duly authorized by the Company and, when duly executed and delivered by the Company and duly authorized, executed and delivered by the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “TIA” or “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (g)     The Notes have been duly authorized and, when duly executed, delivered and authenticated in accordance with the provisions of the Indenture and when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Notes will conform as to legal matters to the description thereof contained in the Offering Circular.

          (h)     The Notes are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, will conform to the description thereof contained in the Offering Circular and will be duly authorized for listing on the NYSE, subject to notice of official issuance. No stockholder approval is required for the Company to issue the Notes. The stockholders of the Company or other holders of the Company’s securities have no pre-emptive or similar rights with respect to the Notes or the Common Stock issuable upon conversion of the Notes. The certificates evidencing the Common Stock issuable upon conversion of the Notes will be in due and proper legal form.

          (i)     The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, and assuming the due execution and delivery by the Initial Purchaser, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof contained in the Offering Circular.

          (j)     Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound or (iii) in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation where the consequences of such violation would have a Material Adverse Effect.

          (k)     No statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction, to which either the Company or any of its subsidiaries is subject, that has been issued or is pending, (i) could interfere with or adversely affect the issuance of the Securities, or (ii) could in any manner draw into question the validity of any of the Operative Documents.

          (l)     The execution, delivery and performance of this Agreement and the other Operative Documents by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or governmental agency (except such as may be required under the securities or Blue Sky laws of the various states) other than those which have been obtained or made, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease, license agreement or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

          (m)     Except as disclosed in the Offering Circular, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that might result, singly or in the aggregate, in a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under any of the Operative Documents, or which are otherwise material in the context of the sale of the Securities.

          (n)     Each of the Company and its subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and the protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor any of its subsidiaries has received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its subsidiaries has received all permits, licenses and other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980 (“CERCLA”), as amended (42 U.S.C. Section 9601, et seq.) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CERCLA. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

          (o)     The Company is not, nor will it be, as a result of or after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature. The Company is not issuing the Securities in anticipation of insolvency.

          (p)     Neither the Company nor any of its subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. None of the Company, its subsidiaries or any director, officer or employee of the Company or its subsidiaries has, in the course of such person’s actions for, or on behalf of, the Company or its subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; and none of the Company, its subsidiaries, or to the Company’s knowledge, any director, officer, employee, agent or other person acting on behalf of the Company or its subsidiaries, has, in the course of such person’s actions for, or on behalf of, the Company or its subsidiaries made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (q)     Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and given all notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation under any applicable gaming laws and Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including without limitation the receipt of any notice from any authority or governing body) that allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (r)     The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and defects, except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Offering Circular.

          (s)     The Company and its subsidiaries own or license, free and clear of all liens or encumbrances, or can acquire or license, free and clear of all liens and encumbrances, on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets, designs and other unpatented and/or unpatentable designs, technologies, inventions and innovations and proprietary or confidential information, systems or procedures), rights to use names and likenesses, trademarks, service marks, domain names and trade names (“Intellectual Property”) currently employed by them in connection with the business now operated by them or currently used in any products, advertising or other materials distributed by them, except where the failure to own or license or otherwise to be able to acquire or license, free and clear of all liens and encumbrances, such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property or rights of privacy that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, in each case except as described in the Offering Circular.

          (t)     Each agreement described in the Offering Circular or the Incorporated Documents is in full force and effect and is valid and enforceable by the Company or its subsidiary, as applicable, in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) to the extent that rights to indemnity or contribution thereunder may be limited by federal and state securities laws or the public policy underlying such laws. None of the Company, any of its subsidiaries, or to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under such agreement, and no event has occurred that with notice or lapse of time or both would constitute such a default, in any such case where such default or event would have Material Adverse Effect. No default exists, and no event has occurred that with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties or business may be bound or affected where such default or event would have a Material Adverse Effect.

          (u)     Except as disclosed in the Offering Circular, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, that would be required by the Act to be described in the Offering Circular if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed with the Commission.

          (v)     There is no (i) significant labor practice complaint, grievance or arbitration proceeding pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions that singly or in the aggregate, would not have a Material Adverse Effect. To the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

          (w)     All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (x)     The accountants, Ernst & Young LLP, that have certified the financial statements and supporting schedules included in the Offering Circular are independent public accountants with respect to the Company, as required by the Act and the Exchange Act and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act. The historical financial statements, together with related schedules and notes, set forth in the Offering Circular comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (y)     The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated or incorporated by reference in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or incorporated by reference in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The Company’s ratio of earnings to fixed charges set forth in the Offering Circular have been calculated in compliance with Item 503(d) of Regulation S-K under the Act.

          (z)     The Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Offering Circular, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

          (aa)     Except as disclosed in the Offering Circular or other than has been waived, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any registration statement.

          (bb)     Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Section 7 of the Exchange Act, or any regulation promulgated thereunder, including without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (cc)     No “nationally recognized statistical rating organization” as such term is defined for the purpose of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Company or any securities of the Company.

          (dd)     Since the respective dates as of which information is given in the Offering Circular, other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent except in the ordinary course of business, (iv) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a Material Adverse Effect; and (v) since the date of the latest consolidated balance sheet included in the Offering Circular, except as reflected therein, neither the Company nor any of its subsidiaries has (A) issued any securities other than the issuance of securities pursuant to the exercise of options granted under stock option plans or agreements existing prior to the date of the latest consolidated balance sheet included in the Offering Circular, (B) entered into any material transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

          (ee)     The books, records and accounts of the Company and each of its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries, as applicable. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ff)     When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (gg)     No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, or any of its representatives (other than the Initial Purchaser, as to whom the Company makes no representation) in connection with the offer and sale of the Notes contemplated hereby, including without limitation articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (hh)     Except as permitted by the Securities Act, neither the Company nor any of its subsidiaries has distributed and, prior to the completion of the initial distribution of the Notes (which includes the sale by the Initial Purchaser), neither will distribute, any offering materials in connection with the offering and sale of the Notes other than the Offering Circular.

          (ii)     The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, or that has constituted or that might reasonably be expect to constitute, the stabilization or manipulation of the price of the Common Stock or the Notes.

          (jj)     Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (kk)     No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser’s representations and warranties and agreements set forth in Section 7 hereof.

          (ll)     Each certificate signed by any officer of the Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

          (mm)     The Company is subject to Section 13 or 15(d) the Exchange Act.

          (nn)     Except as disclosed in the Offering Circular, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the sale of the Securities.

          (oo)     Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, including, but not limited to, policies covering real and personal property, owned or leased by the Company and its subsidiaries against theft, damage, destruction or vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

          (pp)     Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law.

          (qq)     The Company is not a U.S. Real Property Holding Company within the meaning of Section 897(c)(2) of the Code.

     The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7.     Initial Purchaser’s Representations and Warranties. The Initial Purchaser represents and warrants to, and agrees with, the Company:

          (a)     The Initial Purchaser is a QIB, or is an accredited investor within the meaning of Regulation D under the Act with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Notes.

          (b)     The Initial Purchaser is not acquiring the Securities with a view to any public distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

          (c)     The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including without limitation articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d)     The Initial Purchaser has not offered or sold, and will not offer to sell, the Securities except to persons whom they reasonably believe to be QIBs.

          (e)     The Initial Purchaser acknowledges that the Company, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

     8.          Indemnification.

          (a)     The Company agrees to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including without limitation any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto) or any Rule 144 Information or Rule 144A Information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser.

          (b)     The Initial Purchaser agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Offering Circular.

          (c)     In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the “indemnified party”), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as they are incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c) but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties, and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by CIBC, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

          (d)     To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (after Initial Purchaser’s discounts or commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Securities, in each case as set forth on the cover page of the Offering Circular. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)     The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     9.     Conditions of the Initial Purchaser’s Obligations. The obligations of the Initial Purchaser to purchase the Firm Notes under this Agreement on the Closing Date and the Additional Notes, if any, on any Option Closing Date are subject to the satisfaction of each of the following conditions.

          (a)     All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date, or on each Option Closing Date, if any, with the same force and effect as if made on and as of the Closing Date or on each Option Closing Date, if any.

          (b)     On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including without limitation the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for the purpose of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c)     Since the respective dates as of which information is given in the Offering Circular, other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto after the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries except in the ordinary course of business, (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent except in the ordinary course of business, and (iv) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with their respective assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, the effect of which, in case of any event described in the foregoing clause (i), (ii), (iii) or (iv), in the judgment of the Initial Purchaser, is material and adverse and makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Circular.

          (d)     You shall have received on the Closing Date a certificate, dated the Closing Date, and on an Option Closing Date, if any, dated such Option Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(dd), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date or Option Closing Date, as the case may be.

          (e)     You shall have received on the Closing Date and each Option Closing Date, if any, an opinion, dated the Closing Date or such Option Closing Date, as the case may be, of Shack Siegel Katz & Flaherty P.C., counsel for the Company, to the effect that:

               (i)     The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular.

               (ii)     The Company has the requisite corporate power to enter into, deliver and perform its obligations under the Purchase Agreement and to issue and sell the Securities.

               (iii)     Each subsidiary of the Company incorporated under a state of the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular.

               (iv)     All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

               (v)     The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture, assuming due authentication thereof by the Trustee, and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, and will be entitled to the benefits of the Indenture.

               (vi)     The Incorporated Documents, on the respective dates they were filed, complied in all material respects with the requirements as to form under the Exchange Act and the related rules and regulations in effect at the respective dates of their filing.

               (vii)     The shares of Common Stock to be issued upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Common Stock will not be subject to any preemptive rights arising by operation of law or under the Company’s Certificate of Incorporation or Bylaws or, to such counsel’s knowledge, similar rights under any other agreements of the Company.

               (viii)     All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Purchase Agreement and the issuance and sale of the Notes and, upon conversion thereof, the issuance of the Common Stock. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and the Purchase Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and except to the extent that rights to indemnity or contribution under the Purchase Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (ix)     Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities (including, without limitation, the issuance and sale by the Company of the Notes and, upon conversion thereof, the Common Stock) will (a) give rise to a right to terminate or accelerate the due date of any payment due under, or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed trust, note or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of the assets or properties or businesses of the Company or any of its subsidiaries are bound and which is listed as an exhibit to the Incorporated Documents, (b) to such counsel’s knowledge, violate any existing obligations of the Company or any of its subsidiaries under the terms of any judgment, decree, or order of any court or arbitrator or governmental agency or body, which names the Company or any of its subsidiaries and is specifically directed to them or their properties, (c) violate any applicable statute, rule or regulation of the Federal laws of the United States of America and the laws of the States of Delaware and New York (excluding any gaming laws, rules or regulations) or (d) violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except for such consents, waivers, approvals and authorizations which have been obtained prior to the Closing Date.

               (x)     No consent, approval, authorization, license, registration, or qualification or order of any federal, Delaware or New York court or governmental agency or regulatory body (excluding any gaming regulatory authorities) is required for the due authorization, execution, delivery or performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities (except, other than as set forth in paragraph (xiv) below, we give no opinion as to registration of the Securities under the Act and the qualification of the Indenture under the Trust Indenture Act of 1939, as amended).

               (xi)     To such counsel’s knowledge, there is no litigation or governmental proceeding or investigation, before any court or before or by any public body or board pending or threatened in writing against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which would have a Material Adverse Effect.

               (xii)     Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

               (xiii)     The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

               (xiv)     The statements in the Offering Circular under the caption “Description of the Notes” insofar as such statements constitute a summary of documents referred to therein fairly summarize in all material respects such documents and matters.

               (xv)     The capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Circular under the caption “Description of Share Capital.”

               (xvi)     Assuming (i) each Initial Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A of the Act and (ii) the accuracy of the representations and warranties and compliance with the agreements of the Initial Purchaser in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of the Securities by the Initial Purchaser in accordance with Section 7 of the Purchase Agreement and the Offering Circular to register the Securities under the Act, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any of the Notes or the Common Stock issuable upon conversion of any of the Notes.

     Such counsel is called upon to opine as to factual matters, and the character of determinations involved in the process is such that it is not passing upon and does not need to assume any responsibility for the accuracy, completeness or fairness of the information included in the Offering Circular. Such counsel may assume the correctness and completeness of the information included in the Offering Circular, and such counsel may make no independent investigation or verification of that information. Such counsel can advise, however, that in and on the basis of its review of the Offering Circular and its participation in its preparation, nothing has come to such counsel’s attention that causes it to believe that the Offering Circular, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel is not called upon to express an opinion with respect to, and the preceding paragraph does not address, the financial statements and related notes and schedules, and other financial, accounting, and statistical information, included in, incorporated by reference in, or omitted from the Offering Circular, or any further amendment or supplement thereto. Such counsel is also not called upon to express any opinion with respect to any mater relating to compliance with financial covenants or financial requirements.

          (f)     You shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Kathleen McJohn, Vice President and General Counsel to the Company, to the effect that:

               (i)     The Company and WMS Gaming Inc., Lenc-Smith Inc. and Williams Electronics Games, Inc. are duly qualified to transact business and are in good standing as a foreign corporation in the State of Illinois.

               (ii)     Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities (including, without limitation, the issuance and sale by the Company of the Notes and, upon conversion thereof, the Common Stock) will violate any applicable statute, rule or regulation of the laws of the State of Illinois (excluding any gaming laws, rules or regulations).

               (iii)     No consent, approval, authorization, license, registration or qualification or order of any Illinois court or governmental agency or regulatory body (excluding any gaming regulatory authorities) is required for the due authorization, execution, delivery or performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities.

               (iv)     To such counsel’s knowledge, there is no litigation or governmental proceeding or investigation, before any court or before or by any public body or board pending or threatened in writing against or involving the assets, properties or businesses of, the Company or any of its subsidiaries which would have a Material Adverse Effect.

               (v)     All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

          (g)     You shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Hogan & Hartson, tax counsel for the Company, to the effect that the statements in the Offering Circular under the caption “Certain United States Federal Income Tax Consequences,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, fairly summarize the matters referred to therein in all material respects.

          (h)     You shall have received on the Closing Date and each Option Closing Date, if any, an opinion dated the Closing Date or such Option Closing Date, as the case may be, of Daurean Sloan, in-house regulatory counsel for the Company, to the effect that:

               (i)     The statements contained in the Offering Circular and/or Form 10-K under the captions “Government Regulation” and “Risk Factors – Our gaming machine business is heavily regulated, and we must obtain and maintain our gaming licenses and regulatory approvals for our games to operate our business” insofar as such statements constitute a summary of matters of law, are fair summaries in all material respects.

               (ii)     The Company and each of its subsidiaries is currently in possession of and in compliance in all material respects with all permits, licenses and other approvals necessary to carry on its business.

               (iii)     No consent, approval, exemption, authorization, designation, declaration or filing by or with any governmental agency or regulatory body is required for the execution, delivery or performance of the Purchase Agreement by the Company or the consummation of the transactions contemplated thereby, including the use of proceeds from the sale of the Notes and the conversion of the Notes in accordance with their terms, other than those obtained or made.

               (iv)     Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreements and the Securities (including, without limitation, the issuance and sale by the Company of the Notes and, upon conversion thereof, the Common Stock) will violate any gaming laws, rules or regulations.

          (i)     The Initial Purchaser shall have received on the Closing Date and on each Option Closing Date, an opinion, dated the Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

          (j)     The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date and each Option Closing Date, if any, letters dated the date hereof or the Closing Date or an Option Closing Date, as the case may be, from Ernst & Young LLP, independent public accountants, in form and substance satisfactory to the Initial Purchaser containing the information and statements of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Offering Circular.

          (k)     The Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading and duly listed in PORTAL.

          (l)     The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

          (m)     The Company shall have executed the Registration Rights Agreement, and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company.

          (n)     The Company shall not have failed at or prior to the Closing Date or each Option Closing Date, if any, as the case may be, to perform or comply with all of the agreements contained herein and required to be performed or complied with by the Company at or prior to the Closing Date or Option Closing Date, as the case may be.

     10.     Effectiveness of Agreement and Termination. This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any significant attack on or significant acts of terrorism involving the United States, outbreak or escalation of hostilities excluding current hostilities in Iraq, declaration by the United States of a national emergency or war or other calamity or crisis or any change or development involving a prospective change in United States or international, political, financial or economic conditions which has a material adverse effect on financial markets so as to make it, in your sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Offering Circular, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in your judgment has had, or will have, a Material Adverse Effect, (v) the declaration of a banking moratorium by either federal or New York state authorities, (vi) any major disruption of settlements of securities, (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, (viii) in your judgment there shall have occurred any Material Adverse Effect or (ix) there shall be any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement.

     11.     Miscellaneous.

          (a)     Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company to WMS Industries Inc., 800 South Northpoint Boulevard, Waukegan, IL 60085, Attention Kathleen McJohn, General Counsel, with a copy to Jeffrey Siegel, Shack Siegel Katz & Flaherty P.C., 530 South Fifth Avenue, New York, New York 10036 and (ii) if to the Initial Purchaser, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: David Berman, with a copy to Howard Shecter, Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, in any case to such other address as the person to be notified may have requested in writing.

          (b)     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect and will survive delivery of and payment for the Securities regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of the Agreement.

          (c)     If for any reason the Notes are not delivered by or on behalf of the Company as provided herein as a result of any termination of this Agreement pursuant to Section 10, clauses (iii), (viii) or (ix), the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by it. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i). The Company also agrees to reimburse the Initial Purchaser and the officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          (d)     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser, the Initial Purchaser’s directors and officers, any controlling persons referred to herein, the directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchaser merely because of such purchase.

          (e)     This Agreement shall be governed and construed in accordance with the laws of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law.

          (f)     This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser by signing in the space provided below.

Very truly yours,

WMS INDUSTRIES INC.
By:	/s/ Scott D. Schweinfurth

Name: Scott D. Schweinfurth
Title: Executive Vice President, Chief
Financial Officer and Treasurer

CIBC WORLD MARKETS CORP.
By:	/s/ Andrew McInnes

Name: Andrew McInnes
Title: Managing Director

SCHEDULE A
Subsidiaries

WMS Gaming Inc.

Lenc-Smith Inc.

Williams Electronics Games, Inc.

WMS Finance Inc.

WMS Gaming International S.L.

WMS Gaming Australia Pty Ltd.

WMS Gaming Africa (Pty) Ltd.

Big Foot Software Research and Development

WMS Gaming (Canada) Ltd.

WMS Gaming do Brasil Ltda., dissolution in process

EXHIBIT A
Form of Registration Rights Agreement
[conformed copy filed separately]